UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)

2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 957-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On March 21, 2005, Onyx Pharmaceuticals, Inc., or Onyx, and Bayer Pharmaceuticals Corporation, or Bayer, announced that an independent data monitoring committee, or DMC, has reviewed the safety and efficacy data from the companies’ pivotal Phase III trial in patients with advanced kidney cancer. Based on its analysis, the DMC has concluded that the trial met its surrogate endpoint — resulting in statistically significant longer progression-free survival in those patients administered BAY 43-9006 versus those patients administered placebo. As a result, Bayer and Onyx plan to prepare a New Drug Application for possible accelerated approval of BAY 43-9006 in the United States. As previously agreed with the U.S. Food and Drug Administration, the two companies will continue the Phase III study as originally planned to its primary endpoint of overall survival. The press release dated March 21, 2005, titled “BAY 43-9006 Shown to Delay Disease Progression in Phase III Study in Advanced Kidney Cancer Patients — Study met surrogate endpoint,” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Onyx’s Internet address or Bayer’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet addresses into this Current Report on Form 8-K. The information available at such Internet addresses is not part of this Current Report on Form 8-K or any other report filed by Onyx with the Securities and Exchange Commission.

     This Current Report and exhibit incorporated herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act, as amended, regarding the timing, progress and results of the clinical development, regulatory processes and commercialization efforts of BAY 43-9006. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. These risks include, but are not limited to, those associated with the timeline for clinical activity, results of pending or future clinical trials, changes in the status of Onyx’s collaborative relationships and Onyx’s expectations or beliefs of the commercial potential of BAY 43-9006. More information about Onyx Pharmaceuticals and these and other risks related to Onyx is detailed in Onyx’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2004 as filed with the U.S. Securities and Exchange Commission. Onyx cannot guarantee any future results, levels of achievement or performance. Onyx does not undertake an obligation to update forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

99.1	Press Release titled “BAY 43-9006 Shown to Delay Disease Progression in Phase III Study in Advanced Kidney Cancer Patients — Study met surrogate endpoint” dated March 21, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC. Dated: March 21, 2005
By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman
Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “BAY 43-9006 Shown to Delay Disease Progression in Phase III Study in Advanced Kidney Cancer Patients — Study met surrogate endpoint” dated March 21, 2005.